Babylon Secures Financing and Plans to Implement a Take Private Transaction with Support from AlbaCore Capital
Austin, Texas and London, UK – May 10, 2023 – Babylon Holdings Limited (NYSE: BBLN) (including its subsidiaries, “Babylon”) is pleased to announce that it has entered into an amendment and restatement of its senior secured term loan facility with AlbaCore Capital LLP and certain of its affiliates (“AlbaCore”), dated March 9, 2023 (the “Bridge Facility Agreement”), for up to an additional $34.5 million in funding (the “Interim Funding”). This investment demonstrates AlbaCore's ongoing support to Babylon. The Interim Funding will be provided on similar pricing terms to the original Bridge Facility Agreement.
The Interim Funding will provide liquidity to support Babylon's operations and enable Babylon to proceed with a proposed longer-term funding and take-private solution under a framework implementation agreement (the “Framework Agreement”) entered into between Babylon and AlbaCore. Under the Framework Agreement, Babylon and AlbaCore expect to proceed with a restructuring and recapitalization that will strengthen Babylon’s balance sheet and provide additional liquidity to deliver on Babylon’s strategic plan. The Framework Agreement contemplates that core operating subsidiaries of Babylon Holdings Limited (the “Go-Forward Business”) will return to private ownership (the “Take Private Proposal”) and is expected to provide, subject to specified terms and conditions and definitive documentation, for: (i) additional funding for the Go-Forward Business; (ii) an amendment of the existing aggregate debt under the original $300 million principal amount of AlbaCore notes due 2026, the notes issued under the Bridge Facility Agreement, and the Interim Funding (collectively, the “Debt”), including an extension of the maturity of the Debt; and (iii) a new long-term employee incentive plan.
Babylon's Board of Directors has approved the Interim Funding and the Take Private Proposal as a constructive step to deliver a longer-term solution to support the Go-Forward Business’s continued path toward profitability, upon consideration of the results of Babylon’s previously announced efforts to explore strategic alternatives, including additional financing and a possible sale of the Meritage Medical Network/Independent Physician Association business (the “IPA Business”).
The Interim Funding will be made available to Babylon in May and early June 2023, subject to the satisfaction of certain conditions precedent. Babylon and AlbaCore plan to implement the Take Private Proposal during June in the absence of other acceptable transaction proposals from third parties in the interim period. It is expected that as part of the implementation of the Take Private Proposal, Babylon Holdings Limited will sell Babylon Group Holdings Limited, which owns Babylon’s core operating subsidiaries that will comprise the Go-Forward Business, to a newly formed entity capitalized by AlbaCore and other investors. This sale will occur without the approval of or any payment to Babylon Holdings Limited’s Class A ordinary shareholders or other equity instrument holders, as AlbaCore will be exercising rights under its debt agreements with Babylon.
Babylon remains focused on its day-to-day operations and patient care, as well as its ongoing and future commercial relationships, and on ensuring stability for Babylon’s key stakeholders. Babylon remains entirely committed to its employees, customers and patients alike, and will proactively seek to maintain and strengthen its partnerships while continuing to provide high-quality, accessible and affordable healthcare through its innovative digital-first platform as Babylon positions itself for its future.
About Babylon
At Babylon, our mission is to make quality healthcare accessible and affordable for every person on Earth. To this end, we are building an integrated digital first primary care service that can manage population health at scale.

Founded in 2013, we are reengineering how people engage with their care at every step of the healthcare continuum. By flipping the model from reactive sick care to proactive healthcare through the devices people already own, we offer millions of people globally, ongoing, always-on care. And, we have already shown that in environments as diverse as the developed UK or developing Rwanda, urban New York or rural Missouri, for people of all ages, it is possible to achieve our mission by leveraging our highly scalable, digital-first platform combined with high quality, virtual clinical operations to provide integrated, personalized healthcare.
Today, we support a global patient network across 15 countries, and operate in 16 languages. In 2021 alone, Babylon helped a patient every 6 seconds, with approximately 5.2 million consultations and AI interactions. Importantly, this was achieved with a 93% user retention rate in our NHS GP at Hand service and 4 or 5-star ratings from more than 90% of our users across all of our geographies. We are working to demonstrate how our model of digital first integrated primary care can be applied to manage the health of the population in different settings across Medicare, Medicaid, and commercial value-based care contracts in the US and our primary care services in the UK.
Babylon is also working with governments, health providers, employers and insurers across the globe to provide them with a new digital-first platform that any partner can use to deliver high-quality healthcare with lower costs and better outcomes. For more information, please visit www.babylonhealth.com.
Forward-Looking Statements
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, information concerning Babylon’s ability to receive available funding from the Interim Funding in full and its ability to successfully implement the Framework Agreement, possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment and potential growth opportunities.
These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of Babylon’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: our ability to continue as a going concern over the next twelve months; risks associated with our debt financing agreements with AlbaCore, including our ability to receive available funding from the Interim Funding in full and the impact of the restrictive covenants on our operations; risks associated with the implementation of the Take Private Proposal pursuant to the Framework Agreement; that we may require additional financing and our ability to obtain additional financing on favorable terms; our ability to timely identify and execute strategic alternatives on favorable terms, including restructuring, refinancing, an asset sale such as the proposed sale of the IPA Business, a take private transaction, and/or putting Babylon Holdings Limited into administration under UK law or obtaining relief under the U.S. Bankruptcy Code; risks and uncertainties associated with such administration or bankruptcy proceedings; the diversion of our senior management team’s attention from our business to pursuing strategic alternatives; the impact on our share price as a result of announcements related to a potential take private transaction; turnover in our senior management team and other key talent; our future financial and operating results, ability to generate profits in the future, and timeline to profitability for Babylon as a whole and in our lines of business; the impact of our recently completed reverse share split on the price and trading market for our Class A ordinary shares; if we fail to comply with the NYSE’s continued listing standards and rules, the NYSE may delist our Class A ordinary shares; uncertainties related to our ability to continue as a going concern; our ability to successfully execute our planned cost reduction actions and realize the expected cost savings; the growth of our business and organization; risks associated with impairment of goodwill and other intangible assets; our failure to compete successfully; our ability to renew contracts with existing customers, and risks of contract renewals at lower fee levels, or significant reductions in members, pricing or premiums under our contracts due to factors outside our control; our dependence on our relationships with physician-owned entities; our ability to maintain and expand a network of qualified providers; our ability to increase engagement of individual members or realize the member healthcare cost savings that we expect; a significant portion of our revenue comes from a limited number of customers; the uncertainty and potential inadequacy of our claims liability estimates for medical costs and expenses; risks associated with estimating the amount and timing of revenue recognized under our licensing agreements and value-based care agreements with health plans; risks associated with our physician partners’ failure to accurately, timely and sufficiently document their services; risks associated with inaccurate or unsupportable information regarding risk adjustment scores of members in records and submissions to health plans; risks associated with reduction of reimbursement rates paid by third-party payers or federal or state healthcare programs; risks associated with regulatory proposals directed at containing or lowering the cost of healthcare, including the ACO REACH model; immaturity and volatility of the market for telemedicine and our unproven digital-first approach; our ability to develop and release new solutions and services; difficulty in hiring and retaining talent to operate our business; risks associated with our international operations, economic uncertainty, or downturns; the impact of COVID-19 or any other pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on our business; risks associated with foreign currency exchange rate fluctuations and restrictions; and the other risks and uncertainties identified in Babylon’s Form 10-K filed with the SEC on March 16, 2023 and Form 10-Q to be filed with the SEC on May 10, 2023, and in other documents filed or to be filed by Babylon with the SEC and available at the SEC’s website at www.sec.gov.
Babylon cautions that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, Babylon does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this press release.